           FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY SEPARATE ACCOUNT
                            PERFORMANCE CALCULATION

                            WFVT CORPORATE BOND FUND

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                 [          $161,142                6
              2 * {---------------------------- + 1] - 1} = 6.64%
                 [   ((2,145,925 * 13.761))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                 Total Return
         ------------                 ------------

         $1,057.05                 $1,057.05 - $1,000
                                ----------------------- =   5.71%
                                          $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,056.68 - $1,000
         ----------------------- =   5.67%
               $1,000


Cumulative total return since inception through December 31, 2000, is as follows:

         $1,196.10 - $1,000
         ----------------------- =  19.61%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $1,057.05/$1,000 - 1 =  5.71%

         Five years ended December 31, 2000:

                           1/5
         ($1,056.68/$1,000)        - 1 = 1.11%


         Since inception through December 31, 2000:

                           1/6.58
         ($1,196.10/$1,000)        - 1 = 2.76%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/1994                 $  9.988
         12/31/1994                    9.877
         12/31/1995                   11.404
         12/31/1996                   11.509
         12/31/1997                   12.379
         12/31/1998                   13.322
         12/31/1999                   12.659
         12/31/2000                   13.761

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           WFVT LARGE CAP GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                  Total Return
         ------------                  ------------

         $  950.43                 $  950.43 - $1,000
                                ----------------------- = -4.96%
                                         $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,904.37 - $1,000
         ----------------------- =  90.44%
               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $2,264.70 - $1,000
         ----------------------- =  126.47%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $950.43/$1,000 - 1 = -4.96%

         Five years ended December 31, 2000:

                           1/5
         ($1,904.37/$1,000)       - 1 = 13.75%

         Since inception through December 31, 2000:

                           1/6.58
         ($2,264.70/$1,000)       - 1 = 13.23%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/1994                 $  9.988
         12/31/1994                    9.719
         12/31/1995                   11.900
         12/31/1996                   14.105

         12/31/1997                   17.194
         12/31/1998                   19.700
         12/31/1999                   24.935
         12/31/2000                   24.447

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               WFVT SMALL CAP FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value               Total Return
         ------------               ------------

         $  743.17               $  743.17 - $1,000
                              ----------------------- = -25.68%
                                       $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

            $1,354.71 - $1,000
         ----------------------- =  35.47%
                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,577.10 - $1,000
         ----------------------- =   57.71%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  743.17/$1,000 - 1 = -25.68%

         Five years ended December 31, 2000:

                          1/5
         ($1,354.71/$1,000)        - 1 =  6.26%

         Since inception through December 31, 2000:

                          1/5.67
         ($2,264.70/$1,000)        - 1 =  8.37%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1995                  $10.000
         12/31/1995                   11.478
         12/31/1996                   14.893

         12/31/1997                   16.154
         12/31/1998                   13.624
         12/31/1999                   22.338
         12/31/2000                   17.271

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             WFVT EQUITY INCOME FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value              Total Return
         ------------              ------------

         $  979.09                   $  979.09 - $1,000
                                  ----------------------- = -2.09%
                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,589.50 - $1,000
         ----------------------- =  58.95%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  979.09/$1,000 - 1 = -2.09%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/4.67
         ($1,589.50/$1,000)      - 1 = 10.43%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1996                  $10.000
         12/31/1996                   10.892
         12/31/1997                   13.632
         12/31/1998                   15.919
         12/31/1999                   16.941
         12/31/2000                   17.095

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                WFVT GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                 Total Return
         ------------                 ------------

         $  821.98                $  821.98 - $1,000
                               ----------------------- = -17.80%
                                        $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

          $  905.30 - $1,000
         ----------------------- =  -9.47%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  821.98/$1,000 - 1 = -17.80%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/1.25
         ($  905.30/$1,000)        - 1 = -7.65%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   10.978
         12/31/2000                    9.353

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             WFVT EQUITY VALUE FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

        Ending Value                    Total Return
        ------------                    ------------

         $1,013.19                    $1,013.19 - $1,000
                                  ----------------------- =  1.32%
                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,003.60 - $1,000
         ----------------------- =   0.36%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,013.19/$1,000 - 1 =  1.32%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                        1/1.25
         ($1,003.60/$1,000)        - 1 =  0.29%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                   $10.000
         12/31/1999                     9.908
         12/31/2000                    10.336

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              WFVT ASSET ALLOCATION

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value         Total Return
         ------------         ------------

         $  966.18           $  966.18 - $1,000
                          ----------------------- = -3.38%
                                   $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,013.30 - $1,000
         ----------------------- =   1.33%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  966.18/$1,000 - 1 = -3.38%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                         1/1.25
         ($1,013.30/$1,000)      - 1 =  1.06%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   10.473
         12/31/2000                   10.433

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            WFVT INTERNATIONAL STOCK

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                Total Return
         ------------                ------------

         $  820.28                 $  820.28 - $1,000
                                 ----------------------- = -17.97%
                                          $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/30/2000                  $10.000
         12/31/2000                    8.905


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                Total Return
         ------------                ------------

         $  742.78                $  742.78 - $1,000
                               ----------------------- = -25.72%
                                       $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

           $1,527.21 - $1,000
         ----------------------- =  52.72%
                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $1,796.40 - $1,000
         ----------------------- =  79.64%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  742.78/$1,000 - 1 = -25.72%

         Five years ended December 31, 2000:

                         1/5
         ($1,527.21/$1,000)     - 1 =  8.84%

         Since inception through December 31, 2000:

                         1/6.58
         ($1,796.40/$1,000)     - 1 = 10.88%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/94                    $10.858
         12/31/1994                   10.591
         12/31/1995                   11.605

         13/31/1996                   13.134
         12/31/1997                   14.124
         12/31/1998                   16.530
         12/31/1999                   25.187
         12/31/2000                   19.464

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FORTIS GROWTH STOCK SERIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                Total Return
         ------------                ------------

         $  995.44                $  995.44 - $1,000
                               ----------------------- = -0.46%
                                        $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

            $2,193.29 - $1,000
         ----------------------- =  119.33%
                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $2,784.50 - $1,000
         ----------------------- =  178.45%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  995.44/$1,000 - 1 = -0.46%

         Five years ended December 31, 2000:

                         1/5
         ($2,193.29/$1,000)      - 1 = 17.01%

         Since inception through December 31, 2000:

                         1/6.58
         ($2,784.50/$1,000)      - 1 = 19.79%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/1994                 $  9.735
         12/31/1994                    9.947

         12/31/1995                   12.523
         12/31/1996                   14.375
         12/31/1997                   15.936
         12/31/1998                   18.703
         12/31/1999                   28.617
         12/31/2000                   29.345

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     FORTIS GLOBAL GROWTH SERIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                 Total Return
         ------------                 ------------

         $  780.50                 $  780.50 - $1,000
                                 ----------------------- = -21.95%
                                        $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

           $1,561.99 - $1,000
         ----------------------- =  56.20%
                 $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $2,023.20 - $1,000
         ----------------------- =  102.32%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  780.50/$1,000 - 1 = -21.95%

         Five years ended December 31, 2000:

                           1/5
         ($1,561.99/$1,000)       - 1 =  9.33%


         Since inception through December 31, 2000:

                           1/6.58
         ($2,023.20/$1,000)       - 1 = 13.23%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/1994                 $  9.722
         12/31/1994                    9.865

         12/31/1995                   12.694
         12/31/1996                   14.908
         12/31/1997                   15.703
         12/31/1998                   17.244
         12/31/1999                   26.813
         12/31/2000                   21.732

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FORTIS MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 24, 2000, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:

         ((1/12.878750) x 12.890220) -1 = .000891 - Base Period Return

         .000891 x (365/7) = .0465 or 4.65%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                      365/7
         (.000891 + 1)           -1 = .0475 or 4.75%

         Date                     Unit Price
         ------                   ------------

         12/22/2000               12.878750
         12/31/2000               12.890220

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              AIM VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                Total Return
         ------------                ------------

          $  811.58              $  811.58 - $1,000
                              ----------------------- = -18.84%
                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,181.50 - $1,000
         ----------------------- =  18.15%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  811.58/$1,000 - 1 = -18.84%

         Since inception through December 31, 2000:


                           1/2.67
         ($1,181.50/$1,000)        - 1 =  6.45%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   11.520
         12/31/1999                   14.752
         12/31/2000                   12.415

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       AIM INTERNATIONAL EQUITY SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value             Total Return
         ------------             ------------

         $  695.52              $  695.52 - $1,000
                             ----------------------- = -30.45%
                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,024.00 - $1,000
         ----------------------- =   2.40%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  695.52/$1,000 - 1 = -30.45%

         Since inception through December 31, 2000:

                         1/2.67
         ($1,024.00/$1,000)       - 1 =  0.89%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.776
         12/31/1999                   14.941
         12/31/2000                   10.840

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         MFS EMERGING GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                 Total Return
         ------------                 ------------

         $  764.08                 $  764.08 - $1,000
                                ----------------------- = -23.59%
                                        $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

            $1,481.00 - $1,000
         ----------------------- =  48.10%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  764.08/$1,000 - 1 = -23.59%

         Since inception through December 31, 2000:

                          1/2.67
         ($1,481.00/$1,000)       - 1 = 15.85%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   11.136
         12/31/1999                   19.406
         12/31/2000                   15.410

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS HIGH INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

          Ending Value              Total Return
          ------------              ------------

         $  890.40                $  890.40 - $1,000
                                ----------------------- = -10.96%
                                       $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

           $  855.80 - $1,000
         ----------------------- =  -14.42%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  890.40/$1,000 - 1 = -10.96%

         Since inception through December 31, 2000:

                           1/267
         ($  855.80/$1,000)      - 1 = -5.67%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.479
         12/31/1999                    9.950
         12/31/2000                    9.158